UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 – K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2010 (August 27, 2010)

MEDICAL ACTION INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13251	11-2421849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Expressway Drive South, Brentwood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (631) 231-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 — Completion of Acquisition or Disposition of Assets

On August 30, 2010, Medical Action Industries Inc. (‘Medical Action”) filed a Current Report on Form 8-K (the “Current Report”) to report the completion of the merger with AVID Medical Inc. (“AVID”) by Medical Action’s wholly-owned subsidiary MA Acquisition Inc.

The Current Report is being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). No other amendments to the Current Report are being made by this Amendment No. 1.

Item 9.01 — Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements including the notes thereto for AVID for the year ended March 31, 2010 and the unaudited financial statements including notes thereto for AVID for the three months ended June 30, 2010 are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of Medical Action as of June 30, 2010 and the unaudited pro forma condensed consolidated statements of operations for the year ended March 31, 2010 and for the three months ended June 30, 2010 and the notes thereto, which give effect to the AVID merger are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c) Shell Company Transactions

Not applicable.

(d) Exhibits

23.1	Consent of KPMG LLP

99.1	Audited financial statements including the notes thereto for AVID for the year ended March 31, 2010.

99.2	Unaudited financial statements including the notes thereto for AVID for the three months ended June 30, 2010.

99.3	Unaudited pro forma consolidated balance sheet of Medical Action as of June 30, 2010 and the unaudited pro forma condensed consolidated statements of operations for the year ended March 31, 2010 and for the three months ended June 30, 2010 and the notes thereto, which give effect to the AVID acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Action Industries Inc.
(Registrant)

Dated: October 26, 2010	By:	/S/ CHARLES L. KELLY, JR.
Charles L. Kelly, Jr.
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT No.	DESCRIPTION

*23.1	Consent of KPMG LLP

*99.1	Audited financial statements including the notes thereto for AVID for the year ended March 31, 2010.

*99.2	Unaudited financial statements including the notes thereto for AVID for the three months ended June 30, 2010.

*99.3	Unaudited pro forma consolidated balance sheet of Medical Action as of June 30, 2010 and the unaudited pro forma condensed consolidated statements of operations for the year ended March 31, 2010 and for the three months ended June 30, 2010 and the notes thereto, which give effect to the AVID acquisition.

*	Filed herewith.